================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2005

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-24548                63-1120122
   (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)           File Number)        Identification Number)

                    900 West Main Street
                      Dothan, Alabama                              36301
          (Address of principal executive offices)               (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.   OTHER EVENTS.

        On March 11, 2005, the Company issued a press release announcing that Movie Gallery, Inc.'s wholly owned subsidiary, Movie Gallery Canada, Inc., has formally initiated its previously announced takeover bid to acquire all of the outstanding shares of VHQ Entertainment, Inc. at an offer price of C$1.15 per share. A copy of the press release is attached hereto as Exhibit 99.1 .

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1   Press Release dated March 11, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOVIE GALLERY, INC.

Date: March 11, 2005

                                                   BY: /s/ Ivy M. Jernigan
                                                       -------------------------
                                                       Ivy M. Jernigan
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    ----------------------------------
   99.1        Press Release dated March 11, 2005

                                        4